UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 531-8100

Former name or former address, if changed since last report: Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒         Emerging growth company

☒         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.01           Compensatory Arrangements of Certain Officers

Chairman, President and Chief Executive Officer

The employment agreement by and between First Western Financial, Inc. (the “Company”) and Scott Wylie,  Chairman, President and Chief Executive Officer of First Western Financial, Inc., effective as of January 1, 2017 (the “Agreement”), was amended effective January 30, 2020 (this “Amendment”).

In this Amendment, the parties agreed to amend the Agreement to remove a Change of Control from the events considered Good Reason for Resignation.  In addition, the terms related to the Base Salary and Annual Incentive Compensation were deleted and replaced in their entirety.

Except as set forth in this Amendment, the terms of Mr. Wylie’s Agreement, remain in full effect. For the other terms of the Agreement, which are not changed by this Amendment, refer to First Western Financial, Inc.’s Exhibit 10.3 on Form S-1, which was filed on June 19, 2018.

The foregoing summary of this Amendment does not purport to be a complete description of the terms and conditions of this Amendment and is qualified in its entirety by the full text of this Amendment attached as Exhibit 10.1, which is incorporated herein by reference.

Treasurer and Chief Financial Officer

The employment agreement by and between First Western Financial, Inc. (the “Company”) and Julie Courkamp,  Treasurer and Chief Financial Officer of First Western Financial, Inc., effective as of January 1, 2017, amended and restated as of March 5, 2018 (the “Amended and Restated Employment Agreement”), and amended on May 2, 2019 (referred to herein as the “Agreement”), was amended effective January 30, 2020 (this “Amendment”).

In this Amendment, the parties agreed to amend the Agreement to remove a Change of Control from the events considered Good Reason for Resignation.

Except as set forth in this Amendment, the terms of Ms. Courkamp’s Agreement, remain in full effect. For the other terms of the Agreement, which are not changed by this Amendment, refer to First Western Financial, Inc.’s Exhibit 10.4 on Form S-1, which was filed on June 19, 2018, as amended on May 2, 2019.

The foregoing summary of this Amendment does not purport to be a complete description of the terms and conditions of this Amendment and is qualified in its entirety by the full text of this Amendment attached as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

10.1	Amendment to Employment Agreement dated January 30, 2020 by and between First Western Financial, Inc. and Scott Wylie
10.2	Second Amendment to Employment Agreement dated January 30, 2020 by and between First Western Financial, Inc. and Julie Courkamp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: January 30, 2020	By: /s/ Julie A. Courkamp
Julie A. Courkamp
Chief Financial Officer